UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report: April 8, 2008
(Date of earliest event reported)
ORIGEN FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	Commission File No. 000-50721	20-0145649
(State of incorporation)		(IRS Employer I.D. No.)
27777 Franklin Road
Suite 1700
Southfield, Michigan 48034
(Address of principal executive offices)
(248) 746-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 1.02 Termination of a Material Definitive Agreement
Item 3.02 Unregistered Sales of Equity Securities
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Stock Purchase Warrant
Registration Rights Agreement
Senior Secured Loan Agreement
Senior Secured Promissory Note
Amended and Restated Guaranty
Amended and Restated Security Agreement
Membership Pledge Agreement
Stock and Membership Pledge Agreement
Membership Pledge Agreement
Amended and Restated Senior Secured Loan Agreement
Amended and Restated Senior Secured Promissory Note
Amended and Restated Senior Secured Promissory Note
Press Release

Item 1.01 Entry into a Material Definitive Agreement
     On April 8, 2008, Origen Financial L.L.C. (“Origen LLC”), the primary operating subsidiary of Origen Financial, Inc. (“Origen”), completed a $46 million secured financing (the “$46 Million Loan”) provided by the William M. Davidson Trust u/a/d 12/13/04 (the “Lender”). In addition, Origen LLC and the Lender made certain amendments to a $15 million loan made by the Lender to Origen LLC on September 11, 2007 (the “$15 Million Loan”).
     Origen LLC used the proceeds of the $46 Million Loan to pay off its supplemental advance credit facility with Citigroup Global Markets Realty Corp. Upon the pay off, the supplemental advance credit facility was terminated.
     The following documents (collectively, the “Financing Documents”) were executed in connection with making of the $46 Million Loan and the amendment of the $15 Million Loan:
•	a Senior Secured Loan Agreement between Origen LLC and the Lender relating to the $46 Million Loan;

•	a Senior Secured Promissory Note in the principal amount of $46 million issued by Origen LLC in favor of the Lender (the “$46 Million Note”);

•	an Amended and Restated Guaranty issued by Origen, Origen Servicing, Inc., a wholly-owned subsidiary of Origen LLC (“Origen Servicing”), and Origen Securitization Company, LLC, a wholly-owned subsidiary of Origen LLC (“Origen Securitization”) in favor of the Lender (the “Restated Guaranty”);

•	an Amended an Restated Security Agreement among Origen LLC, Origen, Origen Servicing, Origen Securitization and the Lender (the “Restated Security Agreement”);

•	a Membership Pledge Agreement between Origen and the Lender (the “Origen Pledge Agreement”);

•	a Stock and Membership Pledge Agreement between Origen LLC and the Lender (the “Origen LLC Pledge Agreement”);

•	a Membership Pledge Agreement between Origen Securitization and the Lender (the “Origen Securitization Pledge Agreement”);

•	a Stock Purchase Warrant issued by Origen in favor of the Lender (the “Warrant”);

•	a Registration Rights Agreement between Origen and the Lender (the “Registration Rights Agreement”);

•	an Amended and Restated Senior Secured Loan Agreement between Origen LLC and relating to the $15 Million Loan;

•	an Amended and Restated Senior Secured Promissory Note in the principal amount of $10 million issued by Origen LLC in favor of the Lender (the “$10 Million Note”); and

•	an Amended and Restated Senior Secured Promissory Note in the principal amount of $5 million issued by Origen LLC in favor of the Lender (the “$5 Million Note”).
     The effective date of each of the Financing Documents is April 8, 2008. The following brief description of the financing arrangement is qualified in its entirety by reference to the full text of the Financing Documents, copies of which are attached as exhibits to this Report, and which are incorporated herein by reference. A copy of the April 9, 2008 press release announcing the financing arrangement is included as Exhibit 99.1 to this Report.

     The Lender is a grantor revocable trust established by William M. Davidson as the grantor. Mr. Davidson is the sole member of Woodward Holding, LLC, which owns approximately 6.7% of Origen’s outstanding common stock. The sole manager of Woodward Holding, LLC is Paul Halpern. Mr. Halpern is the Chairman of the Board of Origen.
     The $46 Million Note is a three-year secured note bearing interest at 14.5% per year. The $46 Million Note is due on April 8, 2011, but at Origen LLC’s option its maturity may be extended for one year if Origen LLC pays an extension fee equal to 2% of the then-outstanding principal balance. The $46 Million Note is prepayable, provided that if it is paid off entirely in connection with a refinancing of the entire remaining principal owing under the note, Origen LLC must pay a prepayment fee equal to 1.5% of the then-outstanding principal balance.
     In connection with the $46 Million Loan, Origen issued the Warrant to the Lender. The Warrant is a five-year warrant to purchase 2,600,000 shares of Origen common stock at an exercise price of $1.22 per share, which was the closing consolidated bid price for Origen common stock on April 7, 2008. Pursuant to the Registration Rights Agreement, Origen has granted the Lender certain rights with respect to the registration of the common stock issuable upon the exercise of the Warrant and other unregistered shares owned by the Lender and its affiliates.
     Pursuant to the Restated Guaranty, each of Origen, Origen Servicing and Origen Securitization have guaranteed the $46 Million Loan and the $15 Million Loan. To secure the indebtedness owing under both the $46 Million Loan and the $15 Million Loan, (i) pursuant to the Restated Security Agreement, each of Origen LLC, Origen, Origen Servicing and Origen Securitization has granted the Lender a security interest in all of its assets, (ii) pursuant to the Origen Pledge Agreement, Origen has pledged to the Lender all of the membership interests of Origen LLC, (iii) pursuant to the Origen LLC Pledge Agreement, Origen LLC has pledged to the Lender all of the membership interests of Origen Securitization and all of the capital stock of Origen Servicing, and (iv) pursuant to the Origen Securitization Pledge Agreement, Origen Securitization has pledged to the Lender all of the membership interests of Origen CMO Residual Holding Company, LLC, which owns the residual interests in Origen’s securitized loan pools.
     The $10 Million Note and the $5 Million Note are amendments and restatements of notes originally issued to Lender in connection with the $15 Million Loan. Under the amended and restated notes, interest payments are now payable monthly rather than quarterly, In addition, the outstanding principal balance represented by the $5 Million Note had previously been convertible at Lender’s option into shares of Origen common stock at a conversion price of $6.237 per share. Under the $5 Million Note, this conversion right has been terminated. The $10 Million Note and the $5 Million Note each bear interest at 8% per year and are due on September 11, 2008 but at Origen LLC’s option the maturity of each of the notes may be extended up to four months with the payment of additional fees.
     As part of the loan transactions, and in response to a request on behalf of Mr. Davidson that Jonathan Aaron, Mr. Davidson’s step-daughter’s husband, be added to Origen’s Board of Directors, Origen plans to nominate Mr. Aaron for election as a director of Origen at its 2008 annual meeting of shareholders. Mr. Aaron is Assistant to the President of Guardian Industries Corp., a privately held manufacturing company located in Auburn Hills, Michigan.
Item 1.02 Termination of a Material Definitive Agreement
     On April 8, 2008, 500,000 warrants to purchase Origen common stock held by the Lender were terminated. These warrants were originally issued by Origen to Lender on September 11, 2007 in connection with the $15 Million Loan, were exercisable at Lender’s option until September 11, 2012 and had an exercise price of $6.16 per share. In addition, the registration rights agreement relating to the terminated warrants and to the shares of common stock previously issuable upon conversion of the debt now evidenced by the $5 Million Note was terminated.
Item 3.02 Unregistered Sales of Equity Securities

     The Warrant was issued in a private placement pursuant to Section 4(2) of the Securities Act of 1933, as amended, and Rule 506 of Regulation D promulgated thereunder. The Warrant is exercisable at the option of the holder at any time until April 8, 2013 for 2,600,000 shares of Origen’s common stock at an exercise price of $1.22 per share. At April 8, 2008, the shares of common stock issuable upon exercise of the Warrant represented 9.1% of Origen’s outstanding shares of common stock (assuming exercise of the Warrant).
Item 9.01 Financial Statements and Exhibits
(d) Exhibits

4.1	Stock Purchase Warrant dated April 8, 2008 issued by Origen Financial, Inc. in favor of the William M. Davidson Trust u/a/d 12/13/04

4.2	Registration Rights Agreement dated April 8, 2008 between Origen Financial, Inc. and the William M. Davidson Trust u/a/d 12/13/04

10.1	Senior Secured Loan Agreement dated April 8, 2008 between Origen Financial L.L.C. and the William M. Davidson Trust u/a/d 12/13/04

10.2	Senior Secured Promissory Note in the original principal amount of $46,000,000 dated April 8, 2008 issued by Origen Financial L.L.C. in favor of the William M. Davidson Trust u/a/d 12/13/04

10.3	Amended and Restated Guaranty dated April 8, 2008 issued by Origen Financial, Inc., Origen Servicing, Inc. and Origen Securitization Company, LLC in favor of the William M. Davidson Trust u/a/d 12/13/04

10.4	Amended and Restated Security Agreement dated April 8, 2008 among Origen Financial L.L.C., Origen Financial, Inc., Origen Servicing, Inc., Origen Securitization Company, LLC and the William M. Davidson Trust u/a/d 12/13/04

10.5	Membership Pledge Agreement dated April 8, 2008 between Origen Securitization Company, LLC and the William M. Davidson Trust u/a/d 12/13/04

10.6	Stock and Membership Pledge Agreement dated April 8, 2008 between Origen Financial L.L.C. and the William M. Davidson Trust u/a/d 12/13/04

10.7	Membership Pledge Agreement dated April 8, 2008 between Origen Financial, Inc. and the William M. Davidson Trust u/a/d 12/13/04

10.8	Amended and Restated Senior Secured Loan Agreement dated April 8, 2008 between Origen Financial L.L.C. and the William M. Davidson Trust u/a/d 12/13/04

10.9	Amended and Restated Senior Secured Promissory Note in the original principal amount of $10,000,000 dated April 8, 2008 issued by Origen Financial L.L.C. in favor of the William M. Davidson Trust u/a/d 12/13/04

10.10	Amended and Restated Senior Secured Promissory Note in the original principal amount of $5,000,000 dated April 8, 2008 issued by Origen Financial L.L.C. in favor of the William M. Davidson Trust u/a/d 12/13/04

99.1	Press Release dated April 9, 2008

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 10, 2008	Origen Financial, Inc.
	By:	/s/ W. Anderson Geater, Jr.
W. Anderson Geater, Jr.,
Chief Financial Officer

ORIGEN FINANCIAL, INC.
EXHIBIT INDEX

Exhibit No.	Description

4.1	Stock Purchase Warrant dated April 8, 2008 issued by Origen Financial, Inc. in favor of the William M. Davidson Trust u/a/d 12/13/04

4.2	Registration Rights Agreement dated April 8, 2008 between Origen Financial, Inc. and the William M. Davidson Trust u/a/d 12/13/04

10.1	Senior Secured Loan Agreement dated April 8, 2008 between Origen Financial L.L.C. and the William M. Davidson Trust u/a/d 12/13/04

10.2	Senior Secured Promissory Note in the original principal amount of $46,000,000 dated April 8, 2008 issued by Origen Financial L.L.C. in favor of the William M. Davidson Trust u/a/d 12/13/04

10.3	Amended and Restated Guaranty dated April 8, 2008 issued by Origen Financial, Inc., Origen Servicing, Inc. and Origen Securitization Company, LLC in favor of the William M. Davidson Trust u/a/d 12/13/04

10.4	Amended and Restated Security Agreement dated April 8, 2008 among Origen Financial L.L.C., Origen Financial, Inc., Origen Servicing, Inc., Origen Securitization Company, LLC and the William M. Davidson Trust u/a/d 12/13/04

10.5	Membership Pledge Agreement dated April 8, 2008 between Origen Securitization Company, LLC and the William M. Davidson Trust u/a/d 12/13/04

10.6	Stock and Membership Pledge Agreement dated April 8, 2008 between Origen Financial L.L.C. and the William M. Davidson Trust u/a/d 12/13/04

10.7	Membership Pledge Agreement dated April 8, 2008 between Origen Financial, Inc. and the William M. Davidson Trust u/a/d 12/13/04

10.8	Amended and Restated Senior Secured Loan Agreement dated April 8, 2008 between Origen Financial L.L.C. and the William M. Davidson Trust u/a/d 12/13/04

10.9	Amended and Restated Senior Secured Promissory Note in the original principal amount of $10,000,000 dated April 8, 2008 issued by Origen Financial L.L.C. in favor of the William M. Davidson Trust u/a/d 12/13/04

10.10	Amended and Restated Senior Secured Promissory Note in the original principal amount of $5,000,000 dated April 8, 2008 issued by Origen Financial L.L.C. in favor of the William M. Davidson Trust u/a/d 12/13/04

99.1	Press Release dated April 9, 2008